UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2007

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2007, in connection with a private placement of our securities, we entered into a Securities Purchase Agreement and a Registration Rights Agreement with an individual accredited investor as a purchaser of the offered securities. The terms of the Purchase Agreement describe the offered securities as a unit (a “Unit”), priced at $1.00 per Unit, comprised of (i) one share of our Series A 12% Convertible Preferred Stock (the “Preferred Stock”); (ii) a Common Stock Purchase Warrant exercisable for $1.50 to purchase one share of our common stock (the “Common Stock”); and (iii) a Common Stock Purchase Warrant exercisable for $2.00 to purchase one share of our common stock.

Each warrant is exercisable solely for cash beginning 181 days after, and until the fourth anniversary of its issue date. The exercise price of each warrant is adjustable in the event of a stock split or stock combination, capital reorganization or similar event, or a merger, sale of substantially all our stock or assets or other business combination in which our company is not the surviving entity. Under the Registration Rights Agreement, we agreed to file a registration statement with the SEC within 6 months after the closing of the offering in order to register the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the warrants.

The Certificate of Designation of Preferences, Rights and Limitations of Series A 12% Convertible Preferred Stock, the filing of which we announced on October 9, 2007, states, among other things, that (i) the Preferred Stock accrues interest at 12% per annum payable at our option in cash or shares of Common Stock valued per share at the higher of $1.00 or 100% of the value weighted average price of our shares of Common Stock for the 20 consecutive trading days prior to the applicable dividend payment date; (ii) each share of Preferred Stock is entitled to one vote on matters presented to stockholders for action; (iii) each share of the Preferred Stock is convertible any time at the option of the holder to one share of Common Stock, subject to adjustment in the event of a stock dividend, stock split or combination, reclassification or similar event; and (iv) we have the right to require conversion if the closing price of the Common Stock exceeds $3.00 for 15 consecutive trading days and a registration statement covering the resale of the shares of Common Stock issuable upon such mandatory conversion is then in effect.

The foregoing summary is qualified in its entirety by reference to, as applicable, the Securities Purchase Agreement, the Registration Rights Agreement and the Common Stock Purchase Warrants, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to our report of Form 8-K filed on October 9, 2007 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 3.02. On October 24, 2007 we issued and sold 25,000 Units of offered securities for $25,000 in a transaction exempt from the registration requirements of the Securities Act, as amended (the “Securities Act”). The exercise rights of the warrants, and the terms of conversion of the Preferred Stock, that comprise the Units are set forth in Item 1.01 of this report and are incorporated in this Item 3.02 by reference. The offer and sale of the securities described in Item 1.01 was made to “accredited investors,” as defined in Rule 501 under the Securities Act, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

As we have previously disclosed in our current reports on Form 8-K, since October 8, 2007, we have issued and sold an aggregate of 150,000 Units of offered securities for $150,000 to (i) David Platt, Ph.D., our Chief Executive Officer, (ii) Anatole Klyosov, Ph.D., our Chief Scientist, and (iii) Mildred Christian, Ph.D., a member of our Board of Directors.

Additionally, since October 10, 2007, we have issued and sold in separate closings (collectively, the “Interim Closings”) an aggregate of 129,895 Units of offered securities for $129,895. The exercise rights of the warrants, and the terms of conversion of the Preferred Stock, that comprise the Units issued in the Interim Closings are identical to the rights and terms described in Item 1.01 of this report and are incorporated in this Item 3.02 by reference. The offer and sale of the Unit securities issued in the Interim Closings was made to “accredited investors,” as defined in Rule 501 under the Securities Act, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The issuance and sale of the 129,895 Units of offered securities issued in the Interim Closings, when aggregated together with the 25,000 Units disclosed in Item 1.01 of this report, represent more than 1% of the number of shares outstanding of the class of equity securities sold in the Interim Closings. Accordingly, disclosure is hereby provided with respect to the Units offered and sold in the Interim Closings as follows:

(a) On October 10, 2007 we issued and sold 50,000 Units of offered securities for $50,000 to an individual accredited investor in a transaction exempt from the registration requirements of the Securities Act.

(b) On October 10, 2007 we issued and sold 30,000 Units of offered securities for $30,000 to an individual accredited investor in a transaction exempt from the registration requirements of the Securities Act.

(c) On October 11, 2007 we issued and sold 24,895 Units of offered securities for $24,895 to an individual accredited investor in a transaction exempt from the registration requirements of the Securities Act of 1933.

(d) On October 16, 2007 we issued and sold 25,000 Units of offered securities for $25,000 to an individual accredited investor in a transaction exempt from the registration requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (filed as Exhibit 10.1 to Form 8-K filed on October 9, 2007)

10.2	Form of Registration Rights Agreement (filed as Exhibit 10.2 to Form 8-K filed on October 9, 2007)

10.3	Form of Common Stock Purchase Warrant ($1.50 exercise price) (filed as Exhibit 10.3 to Form 8-K filed on October 9, 2007)

10.4	Form of Common Stock Purchase Warrant ($2.00 exercise price) (filed as Exhibit 10.4 to Form 8-K filed on October 9, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Anthony Squeglia
Anthony Squeglia Chief Financial Officer

Date: October 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (filed as Exhibit 10.1 to Form 8-K filed on October 9, 2007)

10.2	Form of Registration Rights Agreement (filed as Exhibit 10.2 to Form 8-K filed on October 9, 2007)

10.3	Form of Common Stock Purchase Warrant ($1.50 exercise price) (filed as Exhibit 10.3 to Form 8-K filed on October 9, 2007)

10.4	Form of Common Stock Purchase Warrant ($2.00 exercise price) (filed as Exhibit 10.4 to Form 8-K filed on October 9, 2007)